UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2020
__________________
FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
__________________

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A amends the Form 8-K filed by the Federal Home Loan Bank of San Francisco (Bank) on February 6, 2020, to add information about the compensation arrangement relating to Stephen P. Traynor’s service as Acting President and Chief Executive Officer and to update information regarding Mr. Traynor’s responsibilities as Chief Banking Officer. The Federal Housing Finance Agency provided its non-objection to the compensation arrangement on May 12, 2020.

Pursuant to the compensation arrangement relating to Mr. Traynor’s service as Acting President and Chief Executive Officer, Mr. Traynor will accrue a special award at a rate of $45,833.33 per month (which is in addition to his base salary, currently $470,000 for 2020), beginning March 1, 2020 and continuing through the last business day prior to the date on which a permanent chief executive officer commences employment at the Bank (the “CEO Employment Date”). The accrual amount will be pro-rated for any partial month of service by Mr. Traynor as Acting President and Chief Executive Officer. Mr. Traynor will receive the special award in two equal installments: the first as soon as administratively feasible following the CEO Employment Date; and the second as soon as administratively feasible following the 60th calendar day following the CEO Employment Date. To be eligible to receive the award, Mr. Traynor must continue his service as the Acting President and Chief Executive Officer through the CEO Employment Date for the first installment and continue his employment with the Bank through the 60th calendar day following the CEO Employment Date for the second installment, except in certain termination events as follows: in a performance-based termination, termination for “cause,” or a voluntary termination, all unpaid portions of the special award will be forfeited; and in an involuntary termination (other than a performance-based termination or for “cause”), death, or long-term disability, all accrued and unpaid portions of the special award will be payable as soon as administratively feasible.
During his service as Acting President and Chief Executive Officer, Mr. Traynor’s responsibilities of Chief Banking Officer are being assumed by a newly appointed acting chief banking officer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: May 18, 2020	By:	/s/ Suzanne Titus-Johnson
Suzanne Titus-Johnson Chief Legal Officer and Corporate Secretary